UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 7, 2007

                        Brainstorm Cell Therapeutics Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                               333-61610                            91-2061053
(State or other jurisdiction of            (Commission File No.)             (IRS Employer Identification
       incorporation)                                                                   No.)

         110 East 59th Street
        New York, New York                                                        10022
(Address of principal executive offices)                                        (Zip Code)

                                 (212) 557-9000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 7, 2007, Brainstorm Cell Therapeutics Inc. (the "Company") issued a $150,000 8% Convertible Promissory Note, dated as of March 5, 2007, and due on March 5, 2008 (the "Note") to Eli Weinstein (the "Holder") in connection with the Holder's loan to the Company. Interest on the Note will accrue at the rate of 8% per annum and will be due and payable in full on March 5, 2008 (the "Maturity Date"). Any amount overdue shall bear interest from the date it became overdue at an annual rate of 10% per annum. The Note will become immediately due and payable upon the occurrence of certain Events of Default, as defined in the Note. The Holder has the right at any time prior to the close of business on the Maturity Date to convert all or part of the outstanding principal and interest amount of the Note into shares of the Company's common stock, $0.00005 par value per share (the "Common Stock"). Pursuant to the Note, the Company shall not, in any event, issue greater than 3,000,000 shares of Common Stock, in the aggregate, to the Holder upon conversion of the Note. The Conversion Price, as defined in the Note, will be 75% (60% upon the occurrence of an Event of Default) of the average of the last bid and ask price of the Common Stock as quoted on the Over-the-Counter Bulletin Board for the five trading days prior to the Company's receipt of the Holder's written notice of election to convert, provided that in no event shall the Conversion Price be greater than $0.35.

In connection with the Holder's loan to the Company, the Company agreed to pay Levi Israel an introducer's fee equal to $15,000. The net proceeds of the loan to the Company will be $135,000, which is expected to be used for general, working capital purposes.

On March 7, 2007, in connection with the Note, the Company issued a warrant, dated as of March 5, 2007, to the Holder to purchase up to 150,000 shares of the Company's Common Stock at an exercise price of $0.45 per share (the "Warrant"). The Warrant expires on March 5, 2009.

The foregoing description is subject to, and qualified in its entirety by, the Note and the Warrant filed as exhibits hereto and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

A description of the Note is contained in, or incorporated by reference to, Item
1.01 above, which is incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the Note filed or incorporated by reference as an exhibit hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Items 1.01 and 8.01 are hereby incorporated by reference into this item.

On January 3, 2007, the Company issued 176,327 shares of the Company's Common Stock to Thomas Rosedale for legal services rendered by Mr. Rosedale and BRL Law Group LLC.

The issuance of the securities described in this Item 3.02 and in Items 1.01 and
8.01 was effected without registration in reliance on Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder, as a sale by the Company not involving a public offering. No underwriters were involved with the issuance of such securities.

Item 8.01 Other Events.

On November 9, 2006, the Company issued a $50,000 12% Convertible Promissory Note due February 12, 2007 (the "November Note") to Zegal and Ross LLP ("Zegal LLP"), a holder of approximately 11% of the Company's issued and outstanding stock, in connection with Zegal LLP's loan to the Company. Interest on the November Note will accrue at the rate of 12% per annum and was due and payable in full on February 12, 2007 (the "November Note Maturity Date"). Zegal LLP has verbally agreed to extend the November Note Maturity Date to April 15, 2007 and to waive any and all interest or fees on, or default under, the November Note. Any amount overdue shall bear interest from the date it became overdue at an annual rate of 17% per annum. The November Note will become immediately due and payable upon the occurrence of certain Events of Default, as defined in the November Note. Zegal LLP has the right at any time after an Event of Default but prior to the close of business on the November Note Maturity Date to convert all or part of the outstanding principal and interest amount of the November Note into shares of the Company's Common Stock, but only if the Event of Default is not cured during the stated notice period. Pursuant to the November Note, the Company shall not, in any event, issue greater than 3,000,000 shares of Common Stock, in the aggregate, to Zegal LLP upon conversion of the November Note. The Conversion Price, as defined in the November Note, will be 75% of the average of the last bid and ask price of the Common Stock as quoted on the Over-the-Counter Bulletin Board for the five trading days prior to the Company's receipt of Zegal LLP's written notice of election to convert. The net proceeds of this loan to the Company was $50,000, which was used for general, working capital purposes.

On January 26, 2007, the Company issued a $25,000 12% Convertible Promissory Note due February 28, 2007 (the "January Note") to Mark Zegal ("Zegal") in connection with Zegal's loan to the Company. Interest on the January Note will accrue at the rate of 12% per annum and was due and payable in full on February 12, 2007 (the "January Note Maturity Date"). Zegal has verbally agreed to extend the January Note Maturity Date to April 15, 2007 and to waive any and all interest or fees on, or default under, the January Note. Any amount overdue shall bear interest from the date it became overdue at an annual rate of 17% per annum. The January Note will become immediately due and payable upon the occurrence of certain Events of Default, as defined in the January Note. Zegal has the right at any time after an Event of Default but prior to the close of business on the January Note Maturity Date to convert all or part of the outstanding principal and interest amount of the January Note into shares of the Company's Common Stock, but only if the Event of Default is not cured during the stated notice period. Pursuant to the January Note, the Company shall not, in any event, issue greater than 3,000,000 shares of Common Stock, in the aggregate, to Zegal upon conversion of the January Note. The Conversion Price, as defined in the January Note, will be 75% of the average of the last bid and ask price of the Common Stock as quoted on the Over-the-Counter Bulletin Board for the five trading days prior to the Company's receipt of Zegal's written notice of election to convert. The net proceeds of this loan to the Company was $25,000, which was used for general, working capital purposes.

On March 8, 2007, the Company issued a warrant to Zegal to purchase up to 75,000 shares of the Company's Common Stock at an exercise price of $0.45 per share (the "March Warrant"). The March Warrant expires on March 8, 2009. The Company previously issued the November Note to Zegal LLP and the January Note to Zegal. In consideration of Zegal's agreement to extend the maturity dates of both the November Note and the January Note and to waive any and all interest or fees on, or default under, the November Note and the January Note, the Company issued the March Warrant to Zegal.

On February 5, 2007, the Company issued a $50,000 8% Convertible Promissory Note due February 5, 2008 (the "February Note") to Shia Rabinowitz ("Rabinowitz") in connection with Rabinowitz's loan to the Company. Interest on the February Note will accrue at the rate of eight percent per annum and will be due and payable in full on February 5, 2008 (the "February Note Maturity Date"). Any amount overdue shall bear interest from the date it became overdue at an annual rate of ten percent per annum. The February Note will become immediately due and payable upon the occurrence of certain Events of Default, as defined in the February Note. Rabinowitz has the right at any time prior to the close of business on the February Note Maturity Date to convert all or part of the outstanding principal and interest amount of the Note into shares of the Company's Common Stock. Pursuant to the February Note, the Company shall not, in any event, issue greater than 2,000,000 shares of Common Stock, in the aggregate, to Rabinowitz upon conversion of the February Note. The Conversion Price, as defined in the February Note, will be 75% (60% upon the occurrence of an Event of Default) of the average of the last bid and ask price of the Common Stock as quoted on the Over-the-Counter Bulletin Board for the five trading days prior to the Company's receipt of Rabinowitz's written notice of election to convert, provided that in no event shall the Conversion Price be greater than $0.35. The net proceeds of this loan to the Company was $50,000, which was used for general, working capital purposes.

On February 5, 2007, in connection with the February Note, the Company issued a warrant to Rabinowitz to purchase up to 50,000 shares of the Company's Common Stock at an exercise price of $0.45 per share (the "February Warrant"). The February Warrant expires on February 5, 2009.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 $150,000 8% Convertible Promissory Note, dated March 5, 2007, issued by the Registrant to Eli Weinstein.

10.2 Common Stock Purchase Warrant, dated March 5, 2007, issued by the Registrant to Eli Weinstein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Brainstorm Cell Therapeutics Inc.

Date:    March 12, 2007                    By: /s/ Yoram Drucker
                                               -------------------------------
                                                   Yoram Drucker
                                                   Chief Operating Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
10.1              $150,000 8% Convertible Promissory Note, dated March 5, 2007, issued by the Registrant to Eli Weinstein.

10.2 Common Stock Purchase Warrant, dated March 5, 2007, issued by the Registrant to Eli Weinstein.